UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  02/28/2014

RE/MAX Holdings, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-36101

Delaware	80-0937145
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

5075 S. Syracuse St.
Denver, CO 80237
(Address of principal executive offices, including zip code)

(303) 770-5531
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.08.    Shareholder Director Nominations

The Board of Directors of RE/MAX Holdings, Inc. (the "Company") has set Friday, May 9, 2014 as the date of its 2014 Annual Meeting of Stockholders (the "Annual Meeting"). The Annual Meeting will take place at 10:00 a.m. mountain daylight time at the Company's headquarters, located at 5075 South Syracuse Street, Denver, Colorado 80237.

Any stockholder seeking to bring business before the Annual Meeting must give timely notice thereof, as provided in the Company's bylaws. In order to be timely, notice must be provided to the Company's Corporate Secretary no later than the close of business on March 10, 2014, which is ten days after the date of this public announcement of the Annual Meeting. Any notice of proposed business must comply with the notice requirements in the Company's bylaws and any applicable laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RE/MAX Holdings, Inc.

Date: February 28, 2014	By:	/s/ Geoffrey D. Lewis
Geoffrey D. Lewis
Executive Vice President and Chief Legal Officer